                                 PREDICT IT INC.

         SUBSCRIPTION AGREEMENT made as of this __ day of ________ , 2000 between Predict It Inc., a corporation organized under the laws of the State of Delaware with offices at 268 West 44th Street, New York, New York 10036 (the "Company"), and the undersigned (the "Subscriber").

         WHEREAS, the Company desires to issue a minimum of 40 units ("Units") and a maximum of 80 Units in a private placement (the "Offering"), each Unit consisting of: (i) 10,000 shares (the "Preferred Shares") of Series B Convertible Preferred Stock (the "Preferred Stock"), each Preferred Share initially convertible into ten shares of the Company's common stock, $0.01 par value (the "Common Stock") as described in the Certificate of the Designations, Powers, Preferences and Rights ("Certificate of Designations") attached as Exhibit B to the Confidential Private Placement Memorandum dated March 13, 2000 (together with all the Exhibits thereto, the "Memorandum"); and (ii) 7-year warrants (the "Warrants") to purchase 100,000 shares of Common Stock in the form attached as Exhibit C to the Memorandum, all on the terms and conditions hereinafter set forth;

         WHEREAS, up to twenty-three (23) Units will be purchased by holders of the Company's outstanding indebtedness and will be paid for by delivering the notes representing such indebtedness to the Company; and

         WHEREAS, the Subscriber desires to acquire the number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

         I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

                  1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $100,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Units, or no Units, as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to "American Stock Transfer & Trust Company, as Escrow Agent for Predict It Inc." or by wire transfer of funds or by delivery of notes evidencing indebtedness of the Company, in each case contemporaneously with the execution and delivery of this Subscription Agreement. The Preferred Shares and Warrants will be delivered by the Company within 10 days following the consummation of the Offering as set forth in
Article III hereof.

                  1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company has incurred substantial losses from operations; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investment in the Units is illiquid; and (iv) transferability of the securities comprising the Units is extremely limited, as well as other risk factors as more fully set forth in the Memorandum.

                  1.3 The Subscriber represents and warrants that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Investor Questionnaire, and that he is able to bear the economic risk of an investment in the Units. The Subscriber further represents and warrants that the information furnished in the Investor Questionnaire is accurate and complete in all material respects.

                  1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities and that he recognizes the highly speculative nature of this investment.

                  1.5 The Subscriber acknowledges receipt and careful review of the Memorandum and all other documents furnished in connection with this transaction (collectively, the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he has requested or desires to know, and that such information and documents have, in his opinion, afforded the Subscriber all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

                  1.6 The Subscriber acknowledges that this offering of Units may involve tax consequences and that the contents of the Memorandum do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

                  1.7 The Subscriber acknowledges that this offering of Units has not been reviewed by the United States Securities and Exchange Commission ("SEC") or any state securities administrator because the Company is relying on an exemption from registration provided by Regulation D promulgated under the Act and the resulting exemption from state securities or "blue sky" laws. The Subscriber represents that the Preferred Shares arid Warrants comprising his Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer the Preferred Shares or the Warrants unless they are registered under the Act or unless an exemption from such registration is available.

                  1.8 The Subscriber understands that there is no public market for the Preferred Stock or the Warrants and that only a limited public market exists for the Common Stock. The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The

Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability and that to date the Company is not subject to the reporting requirements of the Exchange Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act, with the exception of certain registration rights set forth in
Article IV herein. The Subscriber agrees that the Company may, if it desires, permit the transfer of the Preferred Shares, the shares of Common Stock issuable upon conversion of the Preferred Shares (the "Conversion Shares"), the Warrants or the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares" and, together with the Preferred Shares, Conversion Shares and Warrants, the "Securities") out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws").

                  1.9 The Subscriber hereby agrees that, without the prior consent of Commonwealth Associates, L.P. (the "Placement Agent"), the Subscriber will not sell, transfer or otherwise dispose of the Securities or any other securities of the Company held by Subscriber until the later of (i) the six month anniversary of the final closing of the Offering or (ii) the date the registration statement required by Section 4.1 hereof is declared effective by the SEC (the "Lock-Up Period").

                  1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities or any other securities of the Company held by Subscriber stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof, and to the issuance of stop transfer instructions with respect thereto.

                  1.11 The Subscriber acknowledges that if he is a Registered Representative or an affiliated person of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

                  1.12 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

                  1.13 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                  1.14 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, including the Placement Agent, and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

                  1.15 The Subscriber acknowledges that at such time as the Reserved Shares (as defined in Section 2.1 (d) hereof) are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                  1.16 The Subscriber acknowledges that the maximum number of Units to be sold in the Offering may be increased by up to 40 Units ($4,000,000) without notice to Subscribers.

                  1.17 The Subscriber represents and warrants that the Subscriber did not learn of the Offering directly or indirectly through any general solicitation or advertising, including, but not limited to, learning of the Company or the Offering as a result of viewing any press release or similar types of publicly available information which directly or indirectly resulted in the Subscriber subscribing for Units in the Offering. The Subscriber further understands that the Company is relying, in part, on this representation to ensure compliance with the federal securities laws.

                  1.18 The Subscriber acknowledges that the Placement Agent and a committee to be designated by the Placement Agent whose members hold in the aggregate not less than 20 % of the outstanding Preferred Shares (the "Committee") may consent to any amendments, modifications or waivers with respect to the Preferred Shares, thereby binding the Subscriber to any such amendment, modification or waiver. The Subscriber hereby authorizes the Placement Agent and the Committee to act on the Subscribers' behalf and grants the Placement Agent and the Committee an irrevocable proxy to vote for any amendment or waiver to the Certificate of the Designations to effect the foregoing; provided, however, no amendment or waiver may decrease the number of shares of Common Stock issuable upon conversion of the Preferred Stock or increase the Conversion Price of the Preferred Stock without the requisite vote required by the Certificate of Designations. The Subscriber agrees that neither the Placement Agent nor any of its directors, officers, employees or agents nor the Committee or any of its members shall be liable to any Subscriber for any action taken or omitted to be taken by it in connection therewith, except for wilful misconduct or gross negligence. The Subscriber acknowledges that one or more members of the Committee may be affiliated with the Placement Agent. Any transferee of the Preferred Shares shall agree to he bound by this Section 1.18.

         II.      REPRESENTATIONS BY THE COMPANY

                  2.1 The Company represents and warrants to the Subscriber that prior to the consummation of this offering, at the Initial Closing and at each subsequent closing date:

                    (a) The Company and each of its subsidiaries (each a "Subsidiary") is a corporation duly organized, existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power to conduct the business which it conducts and proposes to conduct.

                    (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the Securities will have been duly taken and approved.

                    (c) The Preferred Shares and Warrants have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued and fully paid and non assessable. The Conversion Shares and Warrant Shares when issued upon conversion of the Preferred Stock and exercise of the Warrants in accordance with their terms will be duly and validly issued and fully paid and non assessable.

                    (d) The Company will at all times have authorized and reserved a sufficient number of Conversion Shares and Warrant Shares (collectively, the "Reserved Shares") to provide for conversion of the Preferred Shares and exercise of the Warrants.

                    (e) The Company and each Subsidiary has, to the best of the Company's knowledge, obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its respective business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company and each Subsidiary is in all material respects complying therewith; except where such failure to obtain comply with, or have in full force and effect licenses, permits and other governmental authorizations would not have a material adverse effect on the Company's or any Subsidiary's business, property, financial condition or operations.

                    (f) The Company knows of no pending or threatened legal or governmental proceedings to which the Company or any Subsidiary is a party which could materially adversely affect the business, property, financial condition or operations of the Company or any Subsidiary.

                    (g) Neither the Company nor any Subsidiary is in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Preferred Shares, the Warrants or the Unit Purchase Option (as hereinafter defined), the incurrence of the obligations set forth herein and therein and the consummation of the transactions contemplated hereby or thereby, result in a violation of, or constitute a default under, the Company's or any Subsidiary's certificate of incorporation or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of their properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign; except where such violation or default would not have a material adverse effect on the Company's or any Subsidiary's business, property, or financial condition or operations.

                    (h) The financial information contained in the Memorandum presents fairly the financial condition of the Company and its Subsidiaries as of the dates and for the periods indicated.

         III.     TERMS OF SUBSCRIPTION

                  3.1 The subscription period will begin as of March 13, 2000 and will terminate at 11:59 PM Eastern time on May 1, 2000, unless extended by the Company and the Placement Agent until May 31, 2000 (the "Termination Date"). Such extension may be effected without notice to the Subscribers. The first 40 Units will be offered on a "best efforts - all or none" basis and the remaining Units will be offered on a "best efforts" basis. The maximum number of Units which may be sold in the Offering may be increased by up to 40 Units ($4,000,000) at the discretion of the Placement Agent in the event of over-subscription.

                  3.2 As compensation for its services, the Placement Agent will receive: (i) a sales concession equal to 7% of the aggregate purchase price of the Units sold; (ii) a structuring fee equal to 3% of the aggregate purchase price of the Units; provided, however, (x) the sales concession fees shall not be payable with respect to the purchase of Units upon the conversion of up to $1.3 million of outstanding indebtedness and certain other bridge debt incurred prior to the Initial Closing and (y) a combined sales concession and structuring fee equal to 6.5% of the aggregate purchase price of the Units sold shall be payable with respect to investments by certain individuals and entities agreed to by the Placement Agent and the Company; (iii) reimbursement of up to $100,000 of accountable expenses of which $25,000 has been paid to the Placement Agent; and (iv) a 7-year option (the "Unit Purchase Option") to purchase from the Company up to the number of Units equal to 20% of the total number of Units sold in the Offering (including Units sold in the event of an over-subscription) at an exercise price equal to $100,000 per Unit. The Company shall also pay all expenses in connection with the qualification of the Units and the Securities under the securities or Blue Sky laws of the states which the Placement Agent shall designate, including reasonable legal fees and filing fees.

                  3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with American Stock Transfer &
Trust Company. If the Company shall not have obtained subscriptions (including this subscription) for purchases of 40 Units on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned to the Subscriber, without interest, subject to paragraph 3.5 hereof. If 40 Units are subscribed for at or prior to the Termination Date, then all subscription proceeds shall be paid over to the Company within ten business days thereafter at an initial closing (the "Initial Closing"). In such event, placements of additional Units may continue until the Termination Date, with subsequent releases of funds to be at the mutual consent of the Company and the Placement Agent. At the Initial Closing and each subsequent closing, payment for the Units issued and sold by the Company shall be made against delivery of the Preferred Shares and Warrants comprising such Units. All funds received from a Subscriber whose subscription for Units is not accepted will be returned to the Subscriber, without interest and without any deduction, subject to paragraph 3.5 hereof.

                  3.4 The Subscriber hereby authorizes and directs the Company to deliver certificates representing the Securities to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the residential or business address indicated in the Confidential Purchaser Questionnaire or (b) directly to the Subscriber's account maintained with the Placement Agent, if any.

                  3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

                  3.6 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the securities comprising the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the securities comprising the Units. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

         IV.      REGISTRATION RIGHTS

                  4.1 Required Registration. The Company hereby agrees with the holders of the Securities or their transferees (collectively, the "Holders") to prepare and file with the SEC no later than the six month anniversary of the final closing of the Offering, a registration statement under the Act covering the resale of the Reserved Shares and to use its best efforts to cause such registration statement to become effective as soon as practicable thereafter and to keep such registration statement effective until such time as the Reserved Shares have been sold or may be sold under Rule 144 without volume limitation.

                  4.2 "Piggyback" Registration Rights. If the Company shall at any time determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with a proposed offer and sale of any of its equity securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of the Securities. Upon the written request from any Holders, within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Reserved Shares with respect to which a request for inclusion has been received to be included in such registration statement, all to the extent required to permit the sale or other disposition by the prospective seller or sellers of the Reserved Shares to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.2 shall be underwritten in whole or in part, the Company may require that the Reserved Shares requested for inclusion pursuant to this Section 4.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Holders requesting inclusion in the registration statement shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on shares not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Reserved Shares originally covered by a request for registration (the "Requested Stock") would reduce the number of shares which could be sold by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration pursuant to the "piggyback" registration rights herein or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

                  The obligation of the Company under this Section 4.2 shall not apply to Reserved Shares that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Act.

                  4.3 Registration Procedures. In connection with any registration statement filed pursuant to Section 4.1 or in which any Requested Stock is included, the Company shall:

                    (a) use its best efforts to cause such registration statement to become and remain effective;

                    (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                    (c) furnish to the Holders participating in such registration and to the underwriters, if any, of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                    (d) use its best efforts to register or qualify the securities covered by such registration statement under the state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                    (e) notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                    (f) notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                    (g) prepare and file with the SEC, promptly upon the request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Holders;

                    (h) prepare and promptly file with the SEC, and promptly notify the Holders of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result which any such prospectus or any other prospectus as then in effect includes or would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                    (i) advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         The Holders shall cooperate with the Company in providing the information necessary to effect the registration of their Reserved Shares, including completion of customary questionnaires.

                  5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged; provided that no modification or amendment may be made to Section 1.18 hereof without the consent of the Committee.

                  5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to such State's laws regarding conflicts of laws. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address specified in
Section 5.1 hereof or by notice given in accordance with Section 5.1 hereof.

                  5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                  5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

                  5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


 SUBSCRIBER**:                                                CO-SUBSCRIBER**:

 ---------------------------------------                      ----------------------------------------
 Signature of Subscriber                                      Signature of Co-Subscriber



 ---------------------------------------                      ----------------------------------------
 Name of Subscriber [please print]                            Name of Co-Subscriber [please print]



 ---------------------------------------                      ----------------------------------------
 Address of Subscriber                                        Address of Co-Subscriber



 ---------------------------------------                      ----------------------------------------
 Social Security or Taxpayer                                  Social Security or Taxpayer Identification
 Identification Number of Subscriber                          Number of Co-Subscriber



 ---------------------------------------                      ----------------------------------------
 Name of Holder(s) as it should appear on the
 security certificates* [please print]


 * Please provide the exact names that you wish to see on the certificates
 (1) For individuals, print full name of subscriber.
 (2) For joint, print full name of subscriber and all co-subscribers.
 (3) For corporations, partnerships, LLC, print full name of entity, including "& ", "Co. ", "Inc.", "etc",
     "LLC ", "LP", etc.
 (4) For Trusts, print trust name (please contact your trustee for the exact name that should appear on the certificates.)
 (5) For IRA account maintained at Commonwealth, print "Wexford Clearing Corp as C/F FBO [client name]".


 LRX-                                                         Subscription Accepted:
 -----------------------                                      Predict It, Inc.
 Subscriber's Account Number at
 Commonwealth Associates, if applicable                       By:
                                                                 --------------------------------
                                                              Name:
 Dollar Amount of Units Subscribed For:                       Title:

$
 -----------------------------
                                                              $
                                                               ------------------------------------
                                                               Amount of Unit Subscription Accepted

                                                              The undersigned NASD member firm acknowledges
 **If Subscriber is a Registered Representative               receipt of the notice required by Rule 3050 of the
 with an NASD member firm or an affiliated                    NASD Conduct Rules.
 person of an NASD member firm, have the
 acknowledgment to the left signed by the
 appropriate party:                                           -------------------------------
                                                              Name of NASD Member Firm

                                                              By:
                                                                 ----------------------------
                                                                           Authorized Officer